UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21589

CREDIT SUISSE COMMODITY RETURN STRATEGY FUND
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

John G. Popp Credit Suisse Commodity Return Strategy Fund Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	October 31st

Date of reporting period:	November 1, 2010 to October 31, 2011

Explanatory Note:

The Registrant is filing this amendment to its Certified Shareholder Report on Form N-CSR for the period ended October 31, 2011, originally filed with the Securities and Exchange Commission on January 4, 2012 (Accession Number 0001104659-12-000247).  The sole purpose of this amendment is to amend Item 1 “Reports to Shareholders” to file the Report of Independent Registered Public Accounting Firm with PricewaterhouseCoopers’ signature

Item 2 through 11 and Item 12(a)(1) to this Form N-CSR are incorporated by reference to the Form N-CSR filed on EDGAR on January 4, 2012 (Accession Number 0001104659-12-000247).

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

October 31, 2011

■  CREDIT SUISSE
COMMODITY RETURN STRATEGY FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A, B or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2011; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report
October 31, 2011 (unaudited)

December 1, 2011

We are pleased to present this Annual Report which covers the activities of the Credit Suisse Commodity Return Strategy Fund for the year ended October 31, 2011.

Dear Shareholder:

Performance Summary
11/1/10 – 10/31/11

Fund & Benchmark	Performance
Class I1	2.47%
Class A1,2	2.24%
Class C1,2	1.44%
Dow Jones-UBS Commodity Index Total Return[3]	1.58%
Standard & Poor's 500 Index[4]	8.09%

Performance shown for the Fund's Class A and Class C Shares does not reflect sales charges, which are a maximum of 3.00% and 1.00%, respectively.2

Market Review: A period ruled by macroeconomic concerns

The 12-month period ended October 31, 2011 was a mixed one for commodities as they ended the year only slightly higher than they began it. The Dow Jones-UBS Commodity Index Total Return (the "DJ-UBS Index"), the Fund's benchmark, underperformed both equities and bonds, returning 1.58% for the period. For the period, the S&P 500 Index gained 8.09%, the Dow Jones Industrial Average increased 10.39% and the Barclays Capital Global Aggregate Bond Index rose 4.07%.

Commodity sectors were mixed with three out of five trading lower. Macroeconomic concerns including the uncertainty surrounding the European debt crisis and the delayed resolution of the U.S. debt limit extension continued to weigh on markets during the second half of the fiscal year, offsetting the gains made in 2010. Following the European Union's (EU) summit agreement to require greater bank capital and an increased rescue fund, macroeconomic sentiment recovered slightly in October.

The agreement in principal reached by the EU summit early in the fourth quarter of 2011 improved investor sentiment and lent support to multiple asset classes, including commodities in October. Since then however, markets have and will likely continue to remain volatile until the details of the European deal are agreed upon by the various members. Additionally, as European growth has continued to decelerate, U.S. economic growth recovered from its first quarter

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2011 (unaudited)

dip. Further, an important indicator for commodity demand, the initial Purchasing Managers Index ("PMI") surveys suggest that growth in industrial production is also rebounding due to particularly strong investment during the third quarter.

Additionally, investors have become increasingly worried about a potential sharp slowdown in China despite the fact that demand indicators continue to argue against the beginning of a hard landing. China's PMI readings for October suggest the pace of China's growth may be slowing, but not rapidly. Chinese Premier Wen Jiabao indicated a possible easing by seeking "well timed and measured proactive fine tuning" in macroeconomic policy.

Strategic Review and Outlook: Diversification and Potential Upside

The DJ-UBS Index, one of the Fund's benchmarks, is a broadly diversified futures index composed of futures contracts on 19 physical commodities. The DJ-UBS Index is weighted among commodity sectors using dollar-adjusted liquidity and production data and is rebalanced as of the beginning of each calendar year. The Fund seeks total return and is designed to achieve positive return relative to the performance of the DJ-UBS Index. To do so, the Fund invests in commodity linked derivative instruments and fixed-income securities. The Fund gains exposure to commodity markets by investing in commodity index-linked structured notes whose principal and/or coupon payments are linked to the DJ-UBS Index and by investment in its wholly-owned subsidiary (the "Subsidiary"). The Subsidiary primarily invests in commodity index-linked swap agreements on the DJ-UBS Index, but also invests in futures contracts on individual commodities. During the 12-month period ended October 31, 2011, the Subsidiary invested in commodity index-linked swap agreements and futures contracts on individual commodities, primarily energy, metals and agriculture, to help the Fund achieve positive return relative to the DJ-UBS Index. The Fund's investments in commodity index-linked structured notes and its Subsidiary's investment in commodity index-linked swap agreements and futures helped the Fund outperform the DJ-UBS benchmark during the year.

Precious metals was the strongest performing sector, returning 30.68% for the 12-month period ended October 31. Despite a brief period of market liquidation in August and September — as a reaction to macroeconomic uncertainty — gold and silver were both helped by the EU announcement as well as increased physical and investment demand from Asia. Consequently, gold was up by 26.39% for the period, while silver, the strongest overall performer, gained 39.17%, as investors continued to seek out a currency alternative. Livestock was the second best performing sector for the period despite increased corn prices and higher-than-expected inventories reported by the USDA toward the end of

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2011 (unaudited)

the period. Lean hogs posted gains of 10.95%, while live cattle, boosted by strong export demand, rose by 3.63%.

The energy sector posted a loss of 1.64% despite the 30.69% and 33.28% gains achieved by heating oil and gasoline, respectively. Refining margins strengthened sharply throughout the period as U.S. refiners were able to purchase North American crude oil relatively cheaply while selling petroleum products like heating oil and gasoline to global markets. Fundamental data remains broadly supportive for the crude complex and demand remains healthy compared to historical standards. The potential for supply shocks continues in the Middle East, North Africa and Nigeria. Spare capacity is especially tight outside the United States, with Libya still largely offline following the overthrow of the government. Natural gas lost 24.79% due to continued strong production in the United States that kept inventories comfortable.

Agriculture was the second worst performing sector for the year, losing 2.70%. Grains were relatively weak as production expectations increased for the 2011-2012 crop year. Corn, up 8.45%, led the grains complex as gains in late 2010 and early 2011 were driven by lower yields paired with strong export demand. Sugar, the second best performer within the sector, gained 7.49% as disruptions in Brazil and Thailand, two major producers, curbed output and exacerbated already tight inventory levels. Cotton increased by 4.05% for the period. After posting sharp gains for the second half of 2010 and early 2011 due to a tight supply/demand balance, easing supplies eroded these increases during the second quarter of 2011. Wheat was the worst performing commodity in the Index, losing 30.68% as comfortable supply levels outweighed the general strength in the grains complex.

Industrial metals was the weakest sector for the period, losing 9.82%. The complex posted losses during the summer and fall of 2011 as economic worries grew. All four of its constituents dropped during the period, as concerns over a growth slowdown in the developed world weighed on the sector despite continued strong Chinese trade data. Zinc led the metals complex lower, dropping 20.56% as refined stocks were forecasted to remain above the equivalent of 100 days of consumption for the foreseeable future. Nickel also weighed on the sector, losing 15.22% as nickel pig iron production continued to increase despite potentially falling demand in the face of recession. Copper was the best relative performer in the sector, supported somewhat by continued strong physical demand, particularly out of China. Copper lost 4.45% following growing expectations of an economic slow-down.

In the fixed income portion of the portfolio, holdings maintained a bias toward high quality, short-term assets exclusively limited to bonds issued by

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2011 (unaudited)

U.S. Government-Sponsored Enterprises (GSE's) and the U.S. Treasury. In the current credit environment, we remain confident in our high quality fixed income positions that have performed well over the last year.

In our opinion, the supply and demand fundamentals remain tight for many key commodities. However, demand may be stimulated by the fact that most commodities have been trading at lower prices since the September sell-off. Should commodity demand continue to grow, capacity growth constraints may exert upward pressure on prices in order to reconcile supply and demand. Commodities posted strong gains for October, but the complex appears to have priced in less optimistic economic forecasts than equity markets.

In the long term, we believe commodities will continue to offer value for investors despite risk aversion and potential volatility across capital and commodity markets. Debt loads not seen since the Second World War combined with unconventional monetary policy in the developed world continue to increase uncertainty regarding inflation and the value of currencies. Overall, fiscal and monetary policies in the United States and Europe are expected to remain extremely accommodative, which may elevate the odds of greater-than-expected inflation over time. The uncertainty surrounding the European resolution and the possibility of recession can impact traditional asset classes and commodities differently. We believe investors will continue to benefit from the diversification potential that commodities provide.

The Credit Suisse Commodities Management Team

Nelson Louie
Christopher Burton

This Fund is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. Exposure to commodity markets should only form a small part of a diversified portfolio. Investment in commodity markets may not be suitable for all investors. The Fund's investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investment in traditional securities, particularly in investments involving leverage.

The use of derivatives such as commodity-linked structured notes, swaps and futures entails substantial risks, including risk of loss of a significant portion of their principal value, lack of a secondary market, increased volatility, correlation risk, liquidity risk,

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2011 (unaudited)

interest-rate risk, market risk, credit risk, valuation risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative's cost. At any time, the risk of loss of any individual security held by the Fund could be significantly higher than 50% of the security's value. For a detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2011 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Commodity Return Strategy Fund1 Class I
shares, Class A shares2, Class C shares2 and the
Dow Jones-UBS Commodity Index3 from Inception (12/30/04).

Average Annual Returns as of September 30, 20111

	1 Year	5 Years	Since Inception
Class I	1.34%	(0.84)%	1.62%
Class A Without Sales Charge	0.97%	(1.10)%	1.35%
Class A With Maximum Sales Charge	(2.09)%	(1.70)%	0.89%
Class C Without CDSC	0.36%	(1.82)%	0.64%
Class C With CDSC	(0.57)%	(1.82)%	0.64%

Average Annual Returns as of October 31, 20111

	1 Year	5 Years	Since Inception
Class I	2.47%	(0.53)%	2.52%
Class A Without Sales Charge	2.24%	(0.76)%	2.26%
Class A With Maximum Sales Charge	(0.82)%	(1.36)%	1.80%
Class C Without CDSC	1.44%	(1.48)%	1.53%
Class C With CDSC	0.50%	(1.48)%	1.53%

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2011 (unaudited)

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

The annualized gross expense ratios are 0.82% for Class I shares, 1.07% for Class A shares and 1.82% for Class C shares. The annualized net expense ratios after fee waivers and/or expense reimbursements are 0.79% for Class I shares, 1.04% for Class A shares and 1.79% for Class C shares.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 3.00%), was (0.82)%. Total return for the Fund's Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1.00%), was 0.50%.

3  The Dow Jones-UBS Commodity Index Total Return is composed of futures contracts on 19 physical commodities. An index does not have transaction costs; investors may not invest directly in an index.

4  The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of The McGraw-Hill Companies, Inc. An index does not have transaction costs; investors may not invest directly in an index.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2011 (unaudited)

Information About Your Fund's Expenses

As an investor in the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2011.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•  Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2011 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended October 31, 2011

Actual Fund Return	Class I	Class A	Class C
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$852.80	$851.80	$849.10
Expenses Paid per $1,000*	$3.74	$4.90	$8.39
Hypothetical 5% Fund Return
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,021.17	$1,019.91	$1,016.13
Expenses Paid per $1,000*	$4.08	$5.35	$9.15
	Class I	Class A	Class C
Annualized Expense Ratios*	0.80%	1.05%	1.80%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

For more information, please refer to the Fund's prospectus.

Sector Breakdown*

United States Agency Obligations	65.67%
Wholly-Owned Subsidiary	17.02%
United States Treasury Obligations	11.80%
Commodity Indexed Structured Notes	3.74%
Short-Term Investment	1.77%
Total	100.00%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

Credit Suisse Commodity Return Strategy Fund
Schedule of Investments
October 31, 2011

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
COMMODITY INDEXED STRUCTURED NOTES (3.8%)
$30,000	BNP Paribas, Commodity Index Linked Senior Unsecured Notes#	(AA-, Aa2)	02/15/12	0.196	$24,630,000
66,600	BNP Paribas, Commodity Index Linked Senior Unsecured Notes#	(AA-, Aa2)	02/27/12	0.253	72,434,160
30,200	Deutsche Bank AG London, Commodity Index Linked Senior Unsecured Notes#	(A+, Aa3)	12/17/12	0.094	34,086,740
32,400	Deutsche Bank AG London, Commodity Index Linked Senior Unsecured Notes#	(A+, Aa3)	01/11/13	0.091	38,672,640
50,000	Svensk AB Exportkredit, Commodity Index Linked Senior Unsecured Notes#	(AA+, Aa1)	11/21/12	0.000	56,251,964
TOTAL COMMODITY INDEXED STRUCTURED NOTES (Cost $209,200,000)					226,075,504
UNITED STATES AGENCY OBLIGATIONS (66.9%)
100,000	Fannie Mae Discount Notes	(AA+, Aaa)	12/19/11	0.128	99,982,972
130,000	Fannie Mae Discount Notes	(AA+, Aaa)	01/06/12	0.160	129,997,660
67,500	Federal Farm Credit Bank#	(AA+, Aaa)	07/02/12	0.300	67,583,565
104,500	Federal Farm Credit Bank#	(AA+, Aaa)	10/12/12	0.263	104,600,738
90,000	Federal Farm Credit Bank#	(AA+, Aaa)	12/10/12	0.272	90,107,730
74,750	Federal Farm Credit Bank	(AA+, Aaa)	04/18/13	0.480	74,751,794
112,000	Federal Farm Credit Bank#	(AA+, Aaa)	07/29/13	0.196	112,019,152
250,000	Federal Farm Credit Bank#	(AA+, Aaa)	08/22/13	0.265	250,350,750
50,000	Federal Farm Credit Bank#	(AA+, Aaa)	11/18/13	0.233	50,019,200
150,000	Federal Farm Credit Bank#	(AA+, Aaa)	05/02/14	1.000	150,072,450
100,000	Federal Home Loan Banks	(AA+, Aaa)	02/15/12	0.130	100,015,900
125,000	Federal Home Loan Banks	(AA+, Aaa)	02/17/12	0.150	125,027,625
130,000	Federal Home Loan Banks	(AA+, Aaa)	03/23/12	0.150	130,038,480
93,000	Federal Home Loan Banks	(AA+, Aaa)	07/24/12	0.375	92,955,639
68,000	Federal Home Loan Banks	(AA+, Aaa)	08/22/12	1.750	68,810,764
100,000	Federal Home Loan Banks#	(AA+, Aaa)	08/28/12	0.260	100,060,200
147,250	Federal Home Loan Banks#	(AA+, Aaa)	09/04/12	0.140	147,259,866
100,000	Federal Home Loan Banks	(AA+, Aaa)	10/24/12	0.350	100,027,000
150,000	Federal Home Loan Banks#	(AA+, Aaa)	11/01/12	0.179	150,031,800
126,000	Federal Home Loan Banks#	(AA+, Aaa)	03/15/13	0.300	126,059,598
90,000	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	12/28/12	0.750	90,501,840
133,000	Federal Home Loan Mortgage Corp.#	(AA+, Aaa)	03/21/13	0.205	133,115,843
97,000	Federal National Mortgage Association#	(AA+, Aaa)	08/23/12	0.265	97,084,778
81,261	Federal National Mortgage Association#	(AA+, Aaa)	09/17/12	0.273	81,342,830
80,000	Federal National Mortgage Association#	(AA+, Aaa)	11/23/12	0.265	80,083,760
125,000	Federal National Mortgage Association#	(AA+, Aaa)	12/03/12	0.270	125,044,125
105,000	Federal National Mortgage Association#	(AA+, Aaa)	12/28/12	0.276	105,130,410
120,000	Federal National Mortgage Association#	(AA+, Aaa)	01/10/13	0.240	119,988,840
83,000	Freddie Mac Discount Notes	(AA+, Aaa)	02/15/12	0.100	82,995,103
100,000	Freddie Mac Discount Notes	(AA+, Aaa)	02/17/12	0.100	99,994,000
125,000	Freddie Mac Discount Notes	(AA+, Aaa)	02/21/12	0.105	124,992,250
195,000	Freddie Mac Discount Notes	(AA+, Aaa)	02/23/12	0.100	194,987,715
113,000	Freddie Mac Discount Notes	(AA+, Aaa)	02/27/12	0.096	112,992,542

See Accompanying Notes to Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Schedule of Investments (continued)
October 31, 2011

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES AGENCY OBLIGATIONS
$100,000	Freddie Mac Discount Notes	(AA+, Aaa)	05/17/12	0.099	$99,967,000
150,000	Freddie Mac Discount Notes	(AA+, Aaa)	06/01/12	0.150	149,929,050
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $3,965,832,438)					3,967,922,969
UNITED STATES TREASURY OBLIGATIONS (12.0%)
100,000	United States Treasury Notes	(AA+, Aaa)	12/31/11	1.000	100,171,900
175,000	United States Treasury Notes	(AA+, Aaa)	01/31/12	0.875	175,389,725
135,000	United States Treasury Notes	(AA+, Aaa)	02/29/12	0.875	135,380,295
150,000	United States Treasury Notes	(AA+, Aaa)	03/31/12	1.000	150,592,050
150,000	United States Treasury Notes	(AA+, Aaa)	07/15/12	1.500	151,464,900
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $712,521,723)					712,998,870
SHORT-TERM INVESTMENT (1.8%)
107,041	State Street Bank and Trust Co. Euro Time Deposit (Cost $107,041,000)		11/01/11	0.010	107,041,000
Number of Shares
WHOLLY-OWNED SUBSIDIARY (17.3%)
301,264,623	Credit Suisse Cayman Commodity Fund I, Ltd.^ (Cost $820,816,108)				1,028,627,544
TOTAL INVESTMENTS AT VALUE (101.8%) (Cost $5,815,411,269)					6,042,665,887
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.8%)					(107,931,911)
NET ASSETS (100.0%)					$5,934,733,976

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

#  Variable rate obligations — The interest rate is the rate as of October 31, 2011.

^  Affiliated issuer. See Note 3.

See Accompanying Notes to Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Statement of Assets and Liabilities
October 31, 2011

Assets
Investments at value (Cost $4,994,595,161) (Note 2)	$5,014,038,343
Investment in wholly-owned subsidiary at value (Cost $820,816,108) (Note 2)	1,028,627,544
Cash	360,559
Receivable for fund shares sold	51,081,687
Interest receivable	3,296,212
Prepaid expenses and other assets	351,418
Total Assets	6,097,755,763
Liabilities
Advisory fee payable (Note 3)	2,364,519
Administrative services fee payable (Note 3)	905,187
Shareholder servicing/Distribution fee payable (Note 3)	266,849
Payable for investments purchased	149,962,095
Payable for fund shares redeemed	6,728,693
Trustees' fee payable	18,287
Other accrued expenses payable	2,776,157
Total Liabilities	163,021,787
Net Assets
Capital stock, $.001 par value (Note 6)	683,881
Paid-in capital (Note 6)	5,698,349,940
Accumulated net realized gain from investments	8,445,537
Net unrealized appreciation from investments	227,254,618
Net Assets	$5,934,733,976
I Shares
Net assets	$4,779,637,438
Shares outstanding	549,826,228
Net asset value, offering price and redemption price per share	$8.69
A Shares
Net assets	$1,108,846,124
Shares outstanding	128,573,829
Net asset value and redemption price per share	$8.62
Maximum offering price per share (net asset value/(1-3.00%))	$8.89
C Shares
Net assets	$46,250,414
Shares outstanding	5,480,907
Net asset value and offering price per share	$8.44

See Accompanying Notes to Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Statement of Operations
For the Year Ended October 31, 2011

Investment Income (Note 2)
Interest	$10,097,260
Securities lending	155,794
Total investment income	10,253,054
Expenses
Investment advisory fees (Note 3)	26,132,020
Administrative services fees (Note 3)	6,959,876
Shareholder servicing/Distribution fees (Note 3)
Class A	2,651,927
Class C	454,255
Transfer agent fees (Note 3)	7,786,408
Printing fees (Note 3)	680,653
Registration fees	582,688
Custodian fees	221,540
Insurance expense	198,341
Legal fees	110,416
Audit and tax fees	52,200
Trustees' fees	47,075
Commitment fees (Note 4)	26,402
Interest expense (Note 4)	763
Miscellaneous expense	45,288
Total expenses	45,949,852
Less: fees waived (Note 3)	(1,720,505)
Net expenses	44,229,347
Net investment loss	(33,976,293)
Net Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments	41,686,378
Net realized gain from investment in wholly-owned subsidiary	178,888,415
Net change in unrealized appreciation (depreciation) from investments	(29,059,659)
Net change in unrealized appreciation (depreciation) from investment in wholly-owned subsidiary[1]	(209,776,193)
Net realized and unrealized loss from investments	(18,261,059)
Net decrease in net assets resulting from operations	$(52,237,352)

1  There was no income recognized from the investment in wholly-owned subsidiary.

See Accompanying Notes to Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Statements of Changes in Net Assets

	For the Year Ended October 31,
	2011	2010
From Operations
Net investment loss	$(33,976,293)	$(14,773,732)
Net realized gain from investments	220,574,793	128,520,716
Net change in unrealized appreciation (depreciation) from investments	(238,835,852)	243,283,097
Net increase (decrease) in net assets resulting from operations	(52,237,352)	357,030,081
From Dividends
Dividends from net investment income
Class I shares	(240,462,846)	(131,342,688)
Class A shares	(55,838,829)	(23,408,948)
Class C shares	(2,580,771)	(1,491,442)
Net decrease in net assets resulting from dividends	(298,882,446)	(156,243,078)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	4,176,094,956	2,449,624,667
Reinvestment of dividends	238,860,637	115,550,231
Net asset value of shares redeemed	(1,966,297,618)[1]	(1,212,096,080)[2]
Net increase in net assets from capital share transactions	2,448,657,975	1,353,078,818
Net increase in net assets	2,097,538,177	1,553,865,821
Net Assets
Beginning of year	3,837,195,799	2,283,329,978
End of year	$5,934,733,976	$3,837,195,799
Accumulated net investment loss	$0	$(176,461,426)

1  Net of $222,526 of redemption fees retained by the Fund.

2  Net of $524,835 of redemption fees retained by the Fund.

See Accompanying Notes to Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2011	2010	2009	2008	2007
Per share data
Net asset value, beginning of year	$9.12	$8.64	$8.61	$12.16	$10.98
INVESTMENT OPERATIONS
Net investment income (loss)[1]	(0.05)	(0.04)	(0.01)	0.25	0.50
Net gain (loss) on investments, futures contracts and swap contracts (both realized and unrealized)	0.29	1.06	0.09	(3.44)	1.11
Total from investment operations	0.24	1.02	0.08	(3.19)	1.61
REDEMPTION FEES	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.67)	(0.54)	(0.05)	(0.30)	(0.43)
Distributions from net realized gains	—	—	—	(0.06)	—
Total dividends and distributions	(0.67)	(0.54)	(0.05)	(0.36)	(0.43)
Net asset value, end of year	$8.69	$9.12	$8.64	$8.61	$12.16
Total return[3]	2.47%	12.14%	1.02%	(27.08)%	15.07%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$4,779,638	$3,099,449	$1,911,091	$515,476	$537,211
Ratio of expenses to average net assets	0.79%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	(0.59)%	(0.47)%	(0.15)%	1.92%	4.37%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.03%	0.13%	0.15%	0.07%	0.11%
Portfolio turnover rate	165%	104%	43%	109%	32%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

See Accompanying Notes to Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2011	2010	2009	2008	2007
Per share data
Net asset value, beginning of year	$9.07	$8.62	$8.61	$12.15	$10.97
INVESTMENT OPERATIONS
Net investment income (loss)[1]	(0.08)	(0.06)	(0.02)	0.23	0.46
Net gain (loss) on investments, futures contracts and swap contracts (both realized and unrealized)	0.30	1.05	0.07	(3.44)	1.13
Total from investment operations	0.22	0.99	0.05	(3.21)	1.59
REDEMPTION FEES	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.67)	(0.54)	(0.04)	(0.27)	(0.41)
Distributions from net realized gains	—	—	—	(0.06)	—
Total dividends and distributions	(0.67)	(0.54)	(0.04)	(0.33)	(0.41)
Net asset value, end of year	$8.62	$9.07	$8.62	$8.61	$12.15
Total return[3]	2.24%	11.80%	0.68%	(27.20)%	14.80%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$1,108,846	$705,895	$350,204	$171,619	$263,657
Ratio of expenses to average net assets	1.04%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	(0.84)%	(0.72)%	(0.29)%	1.76%	4.13%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.03%	0.13%	0.15%	0.08%	0.11%
Portfolio turnover rate	165%	104%	43%	109%	32%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

See Accompanying Notes to Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2011	2010	2009	2008	2007
Per share data
Net asset value, beginning of year	$8.96	$8.57	$8.61	$12.15	$10.97
INVESTMENT OPERATIONS
Net investment income (loss)[1]	(0.14)	(0.12)	(0.08)	0.12	0.38
Net gain (loss) on investments, futures contracts and swap contracts (both realized and unrealized)	0.29	1.05	0.07	(3.43)	1.12
Total from investment operations	0.15	0.93	(0.01)	(3.31)	1.50
REDEMPTION FEES	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.67)	(0.54)	(0.03)	(0.17)	(0.32)
Distributions from net realized gains	—	—	—	(0.06)	—
Total dividends and distributions	(0.67)	(0.54)	(0.03)	(0.23)	(0.32)
Net asset value, end of year	$8.44	$8.96	$8.57	$8.61	$12.15
Total return[3]	1.44%	11.14%	(0.07)%	(27.76)%	13.94%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$46,250	$31,852	$22,035	$13,113	$16,843
Ratio of expenses to average net assets	1.79%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to average net assets	(1.59)%	(1.47)%	(0.97)%	0.97%	3.38%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.03%	0.13%	0.15%	0.07%	0.11%
Portfolio turnover rate	165%	104%	43%	109%	32%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

See Accompanying Notes to Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Notes to Financial Statements
October 31, 2011

Note 1. Organization

Credit Suisse Commodity Return Strategy Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks total return. The Fund was organized as a statutory trust under the laws of the State of Delaware on May 19, 2004.

The Fund is authorized to offer three classes of shares: Class I shares, Class A shares, and Class C shares. On September 1, 2011, Common Class shares were renamed Class I shares. Each class of shares represents an equal pro rata interest in the Fund, except that they bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of 3.00%. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within the first year of purchase.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Equity investments are generally categorized as Level 1. Investments in open-end investment companies are valued at their net asset value each business day and are generally categorized as Level 1. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Debt securities are generally categorized as Level 2. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index and are generally categorized as Level 2. The Fund's investment in the Credit Suisse Cayman Commodity Fund I, Ltd., a wholly-owned and controlled Cayman Islands subsidiary, (the "Subsidiary"), is valued at the Subsidiary's net asset

Credit Suisse Commodity Return Strategy Fund
Notes to Financial Statements (continued)
October 31, 2011

Note 2. Significant Accounting Policies

value each business day and is generally categorized as Level 2. Securities, structured note agreements and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees and are generally categorized as Level 3. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("GAAP"), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services,

Credit Suisse Commodity Return Strategy Fund
Notes to Financial Statements (continued)
October 31, 2011

Note 2. Significant Accounting Policies

information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 –   quoted prices in active markets for identical investments

•  Level 2 –   other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 –   significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Fund's investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Commodity Indexed Structured Notes	$—	$226,075,504	$—	$226,075,504
United States Agency Obligations	—	3,967,922,969	—	3,967,922,969
United States Treasury Obligations	—	712,998,870	—	712,998,870
Short-Term Investment	—	107,041,000	—	107,041,000
Wholly-Owned Subsidiary	—	1,028,627,544	—	1,028,627,544
Other Financial Instruments*	—	—	—	—
	$—	$6,042,665,887	$—	$6,042,665,887

*Other financial instruments include futures, forwards and swap contracts.

The Fund adopted FASB amendments to authoritative guidance which require the Fund to disclose details of significant transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the year ended October 31, 2011, there were no significant transfers in and out of Level 1 and Level 2 and no significant transfers in and out of Level 2 and Level 3.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose (a) how and why an entity uses derivative instruments, (b) how

Credit Suisse Commodity Return Strategy Fund
Notes to Financial Statements (continued)
October 31, 2011

Note 2. Significant Accounting Policies

derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. The Fund has not entered into any derivative or hedging activities during the period covered by this report. However, the Fund does invest in derivative instruments in the Subsidiary. Derivatives activity within the Subsidiary is discussed in the notes to the Subsidiary's financial statements which should be read in conjunction with this report.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividends are recorded on the ex-dividend date. Certain expenses are class-specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or

Credit Suisse Commodity Return Strategy Fund
Notes to Financial Statements (continued)
October 31, 2011

Note 2. Significant Accounting Policies

currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). The Fund may seek to track the performance of the Dow Jones-UBS Commodity Index Total Return ("DJ-UBS Index") through investing in structured notes designed to track the performance of the DJ-UBS Index. The Fund has received a private letter ruling from the IRS which confirms that the Fund's use of certain types of structured notes designed to track the performance of the DJ-UBS Index produce Qualifying Income. In addition, the Fund may, through its investment in the Subsidiary, seek to track the performance of the DJ-UBS Index by the Subsidiary's investments in commodity-linked swaps and/or futures contracts. The Fund has obtained a private letter ruling from the IRS that its investment in the Subsidiary will produce Qualifying Income. If the Fund is unable to ensure continued qualification as a RIC, the Fund may be required to change its investment objective, policies or techniques, or may be liquidated. If the Fund fails to qualify as a RIC, the Fund will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Fund would be subject to the risk of diminished returns.

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term

Credit Suisse Commodity Return Strategy Fund
Notes to Financial Statements (continued)
October 31, 2011

Note 2. Significant Accounting Policies

time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) COMMODITY INDEXED STRUCTURED NOTES — The Fund may invest in structured notes whose value is based on the price movements of the DJ-UBS Index. The structured notes are often leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in the value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as interest income. These notes are subject to prepayment, credit and interest risks. The Fund has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Fund records a realized gain or loss. At October 31, 2011, the value of these securities comprised 3.8% of the Fund's net assets and resulted in unrealized appreciation of $16,875,504.

I) INVESTMENT IN CAYMAN COMMODITY FUND I, LTD. — The Fund may invest up to 25% of its total assets in the Subsidiary, which invests primarily in commodity futures and swap contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivative positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by Credit Suisse.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund's Schedule of Investments. Unrealized appreciation or depreciation on the Fund's investment in the Subsidiary is recorded in the Fund's Statement of Assets and Liabilities and Fund's Statement of Operations.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through June of 2027. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary's

Credit Suisse Commodity Return Strategy Fund
Notes to Financial Statements (continued)
October 31, 2011

Note 2. Significant Accounting Policies

net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund's investment company taxable income.

	Beginning Shares	Subscriptions	Redemptions	Ending Shares	Dividend Income	Value of affiliates at 10/31/11
Credit Suisse Cayman Commodity Fund I, Ltd.	146,980,590	345,958,842	(191,674,809)	301,264,623	$—	$1,028,627,544

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the year ended October 31, 2011, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $331,539, of which $137,409 was rebated to borrowers (brokers). The Fund retained $155,794 in income from the cash collateral investment, and SSB, as lending agent, was paid $38,336. Securities lending income is accrued as earned.

K) OTHER — In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund's Statement of Assets and Liabilities.

Credit Suisse Commodity Return Strategy Fund
Notes to Financial Statements (continued)
October 31, 2011

Note 2. Significant Accounting Policies

L) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 0.50% of the Fund's average daily net assets. For the year ended October 31, 2011, investment advisory fees earned and voluntarily waived were $26,132,020 and $1,720,505, respectively. Credit Suisse will not recapture from the Fund any fees it waived during the year ended October 31, 2011. Effective January 1, 2011, Credit Suisse waives fees and reimburses expenses so that the Fund's annual operating expenses will not exceed 0.80% of the Fund's average daily net assets for Class I, 1.05% of the Fund's average daily net assets for Class A shares, and 1.80% of the Fund's average daily net assets for Class C shares. Fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Fund. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Fund's average daily net assets. For the year ended October 31, 2011, co-administrative services fees earned by CSAMSI were $4,703,764.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2011, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $2,256,112.

In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. These fees are calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. Class I shares of the Fund are not subject to distribution fees.

Credit Suisse Commodity Return Strategy Fund
Notes to Financial Statements (continued)
October 31, 2011

Note 3. Transactions with Affiliates and Related Parties

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund and receive compensation from Credit Suisse. Credit Suisse is then reimbursed by the Fund. For the year ended October 31, 2011, the Fund expensed $5,271,697 payable to Credit Suisse, which is included in the Fund's transfer agent expense.

For the year ended October 31, 2011, CSAMSI and its affiliates advised the Fund that it retained $21,517 from commissions earned on the sale of the Fund's Class A shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended October 31, 2011, Merrill was paid $164,995 for its services by the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At October 31, 2011, the Fund had no borrowings under the Credit Facility. During the year ended October 31, 2011, the Fund had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding
$20,000,000	1.373%	$20,000,000

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2011, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$1,817,900,000	$1,470,861,300	$8,763,225,679	$5,562,093,075

Credit Suisse Commodity Return Strategy Fund
Notes to Financial Statements (continued)
October 31, 2011

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I, Class A and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Year Ended October 31, 2011		For the Year Ended October 31, 2010
	Shares	Value	Shares	Value
Shares sold	361,973,845	$3,361,213,530	237,158,781	$1,995,284,362
Shares issued in reinvestment of dividends	21,477,846	190,788,120	11,207,612	96,273,388
Shares redeemed	(173,463,758)	(1,598,587,877)	(129,689,306)	(1,058,070,550)
Net increase	209,987,933	$1,953,413,773	118,677,087	$1,033,487,200
	Class A
	For the Year Ended October 31, 2011		For the Year Ended October 31, 2010
	Shares	Value	Shares	Value
Shares sold	84,545,122	$787,942,004	53,027,400	$442,185,986
Shares issued in reinvestment of dividends	5,312,113	46,920,577	2,157,047	18,485,900
Shares redeemed	(39,078,782)	(357,545,274)	(18,019,150)	(149,385,262)
Net increase	50,778,453	$477,317,307	37,165,297	$311,286,624
	Class C
	For the Year Ended October 31, 2011		For the Year Ended October 31, 2010
	Shares	Value	Shares	Value
Shares sold	2,921,000	$26,939,422	1,465,871	$12,154,319
Shares issued in reinvestment of dividends	132,366	1,151,940	92,943	790,943
Shares redeemed	(1,128,930)	(10,164,467)	(572,128)	(4,640,268)
Net increase	1,924,436	$17,926,895	986,686	$8,304,994

The Fund imposes a redemption fee of 2% of the value of all classes of shares currently being offered that are redeemed or exchanged within 30 days from the date of purchase. Reinvested dividends and distributions are not subject to the fee. The fee is charged based on the value of shares at redemption, is paid directly to the Fund and becomes part of the Fund's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends and distributions are redeemed first, followed by the shares held longest.

Credit Suisse Commodity Return Strategy Fund
Notes to Financial Statements (continued)
October 31, 2011

Note 6. Capital Share Transactions

On October 31, 2011, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Class I	4	63%
Class A	3	78%
Class C	3	65%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the years ended October 31, 2011 and 2010, respectively, by the Fund were as follows:

Ordinary Income		Long-Term Capital Gain
2011	2010	2011	2010
$298,879,684	$156,243,078	$2,762	$0

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed capital gains	$8,445,537
Unrealized depreciation	(217,872,733)
$(209,427,196)

During the tax year ended October 31, 2011, the Fund utilized $33,238,079 of the capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. It is

Credit Suisse Commodity Return Strategy Fund
Notes to Financial Statements (continued)
October 31, 2011

Note 7. Federal Income Taxes

uncertain whether the Fund will be able to realize the full benefits of the capital loss carryforwards before they expire.

At October 31, 2011, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $6,260,538,620, $232,833,311, $(450,706,044) and $(217,872,733), respectively.

At October 31, 2011, the Fund reclassified $30,216,521 to accumulated net realized gain and $479,103,644 to paid in capital from accumulated net investment loss, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of net operating losses, distributions re-designations and the Subsidiary cumulative income/loss. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse Commodity Return Strategy Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Credit Suisse Commodity Return Strategy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Commodity Return Strategy Fund (the "Fund") at October 31, 2011, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 21, 2011

Credit Suisse Commodity Return Strategy Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	6	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company, Director of Petroleum and Resources Corporation, Director of Aberdeen Asset Management-advised Funds (six closed-end investment companies); Director of Mirae Asset Discovery Funds (open-end investment companies).

Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Audit and Nominating Committee Member	Since Fund Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	4	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Member of Standard & Poor's Board of Managers (credit rating agency).

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Commodity Return Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1937)	Trustee, Audit and Nominating Committee Member	Since Fund Inception	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	4	None

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Trustee since Fund Inception and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	6	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of Aberdeen Asset Management-advised Funds (five closed-end investment companies).

Credit Suisse Commodity Return Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

John G. Popp Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since 2010	Managing Director of Credit Suisse; Group Manager and Senior Portfolio Manager for Performing Credit Strategies; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 2004	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Roger Machlis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Legal Officer	Since 2010	Managing Director and General Counsel for Credit Suisse; Associated with Credit Suisse Group AG since July 1997; Officer of other Credit Suisse Funds.

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

** The officers of the Fund shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

Credit Suisse Commodity Return Strategy Fund
Tax Information Letter
October 31, 2011 (unaudited)

Important Tax Information for Shareholders

For the year ended October 31, 2011, the Fund designated $8,448,299 of dividends as long-term capital gains dividends.

Credit Suisse Commodity Return Strategy Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

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■  CREDIT SUISSE
CAYMAN COMMODITY FUND I, LTD.

for the Year Ended October 31, 2011

Credit Suisse Cayman Commodity Fund I, Ltd.
Schedule of Investments
October 31, 2011

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES AGENCY OBLIGATIONS (59.9%)
$10,000	Fannie Mae Discount Notes	(AA+, Aaa)	02/15/12	0.100	$9,999,410
20,600	Federal Farm Credit Bank	(AA+, Aaa)	04/25/12	0.270	20,611,289
30,000	Federal Farm Credit Bank#	(AA+, Aaa)	02/22/13	0.235	30,025,170
24,000	Federal Farm Credit Bank#	(AA+, Aaa)	03/15/13	0.213	24,013,968
20,000	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	11/09/11	0.100	19,999,555
12,500	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	01/04/12	0.210	12,499,775
30,000	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	05/01/12	0.100	29,990,910
10,000	Federal Home Loan Banks	(AA+, Aaa)	12/09/11	0.320	10,000,989
35,000	Federal Home Loan Banks	(AA+, Aaa)	01/18/12	0.100	35,001,855
30,000	Federal Home Loan Banks	(AA+, Aaa)	02/15/12	0.130	30,004,770
30,000	Federal Home Loan Banks	(AA+, Aaa)	02/24/12	0.130	30,005,190
30,000	Federal Home Loan Banks	(AA+, Aaa)	02/27/12	0.120	30,004,350
30,000	Federal Home Loan Banks	(AA+, Aaa)	04/02/12	0.170	30,011,280
12,405	Federal Home Loan Mortgage Corp.#	(AA+, Aaa)	10/12/12	0.210	12,403,065
27,000	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	12/28/12	0.625	27,111,537
25,000	Federal Home Loan Mortgage Corp.#	(AA+, Aaa)	03/21/13	0.205	25,021,775
15,000	Federal National Mortgage Association#	(AA+, Aaa)	08/23/12	0.265	15,013,110
10,700	Federal National Mortgage Association#	(AA+, Aaa)	09/13/12	0.300	10,706,923
15,000	Federal National Mortgage Association#	(AA+, Aaa)	09/17/12	0.273	15,015,105
25,000	Federal National Mortgage Association#	(AA+, Aaa)	01/10/13	0.240	24,997,675
2,750	Freddie Mac Discount Notes	(AA+, Aaa)	01/09/12	0.110	2,748,529
50,000	Freddie Mac Discount Notes	(AA+, Aaa)	01/10/12	0.130	49,999,050
43,651	Freddie Mac Discount Notes	(AA+, Aaa)	01/23/12	0.128	43,649,996
2,750	Freddie Mac Discount Notes	(AA+, Aaa)	01/24/12	0.090	2,748,694
74,000	Freddie Mac Discount Notes^^	(AA+, Aaa)	02/23/12	0.100	73,995,338
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $615,395,202)					615,579,308
UNITED STATES TREASURY OBLIGATIONS (7.9%)
26,000	United States Treasury Notes	(AA+, Aaa)	11/30/11	0.750	26,011,014
30,000	United States Treasury Notes	(AA+, Aaa)	04/30/12	1.000	30,140,610
25,000	United States Treasury Notes	(AA+, Aaa)	08/31/12	0.375	25,048,828
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $81,179,255)					81,200,452
SHORT-TERM INVESTMENT (10.0%)
103,063	State Street Bank and Trust Co. Euro Time Deposit (Cost $103,063,000)		11/01/11	0.010	103,063,000
TOTAL INVESTMENTS AT VALUE (77.8%) (Cost $799,637,457)					799,842,760
OTHER ASSETS IN EXCESS OF LIABILITIES (22.2%)					228,784,784
NET ASSETS (100.0%)					$1,028,627,544

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

^^  Collateral segregated for swap contracts.

#  Variable rate obligations — The interest rate is the rate as of October 31, 2011.

See Accompanying Notes to Financial Statements.

Credit Suisse Cayman Commodity Fund I, Ltd.
Statement of Assets and Liabilities
October 31, 2011

Assets
Investments at value (Cost $799,637,457) (Note 2)	$799,842,760
Cash	260,530
Cash segregated at brokers for futures contracts and swap contracts	224,504,428
Unrealized appreciation on open swap contracts	28,710,478
Interest receivable	394,512
Variation margin receivable (Note 2)	58,330
Receivable from investment adviser (Note 3)	42,605
Total Assets	1,053,813,643
Liabilities
Administrative services fee payable (Note 3)	82,906
Payable for investments purchased	25,064,797
Other accrued expenses payable	38,396
Total Liabilities	25,186,099
Net Assets
Par value of participating shares (Note 4)	301,265
Paid-in capital (Note 4)	790,098,735
Undistributed net investment income	5,454,794
Accumulated net realized gain from investments, futures contracts and swaps contracts	205,054,439
Net unrealized appreciation from investments, futures contracts and swap contracts	27,718,311
Net Assets	$1,028,627,544
Shares outstanding	301,264,623
Net asset value, offering price and redemption price per share	$3.41

See Accompanying Notes to Financial Statements.

Credit Suisse Cayman Commodity Fund I, Ltd.
Statement of Operations
For the Year Ended October 31, 2011

Investment Income (Note 2)
Interest	$1,552,490
Expenses
Administrative services fees (Note 3)	403,552
Custodian fees	52,297
Audit fees	24,480
Legal fees	8,094
Miscellaneous expense	500
Total expenses	488,923
Less: fees reimbursed (Note 3)	(488,923)
Net expenses	—
Net investment income	1,552,490
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Swap Contracts
Net realized gain from investments	126,366
Net realized loss from futures contracts	(10,960,183)
Net realized loss from swap contracts	(30,752,595)
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	9,146,143
Net realized and unrealized loss from investments, futures contracts and swap contracts	(32,440,269)
Net decrease in net assets resulting from operations	$(30,887,779)

See Accompanying Notes to Financial Statements.

Credit Suisse Cayman Commodity Fund I, Ltd.
Statements of Changes in Net Assets

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
From Operations
Net investment income	$1,552,490	$1,187,430
Net realized gain (loss) from investments, futures contracts and swap contracts	(41,586,412)	251,914,030
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	9,146,143	60,605,585
Net increase (decrease) in net assets resulting from operations	(30,887,779)	313,707,045
From Capital Share Transactions (Note 4)
Proceeds from sale of shares	1,475,000,000	225,000,000
Net asset value of shares redeemed	(1,120,000,000)	(285,000,000)
Net increase (decrease) in net assets from capital share transactions	355,000,000	(60,000,000)
Net increase in net assets	324,112,221	253,707,045
Net Assets
Beginning of year	704,515,323	450,808,278
End of year( including undistributed net investment income of $5,454,794 and $ 3,902,304, respectively)	$1,028,627,544	$704,515,323

See Accompanying Notes to Financial Statements.

Credit Suisse Cayman Commodity Fund I, Ltd.
Notes to Financial Statements
October 31, 2011

Note 1. Organization

Credit Suisse Cayman Commodity Fund I, Ltd. (the "Fund") is organized as a Cayman Islands Company. The Fund intends to carry on the business of an investment company. The Fund's investment manager is Credit Suisse Asset Management, LLC ("Credit Suisse"). As of October 31, 2011, 100% of the Fund's participating shares were owned by Credit Suisse Commodity Return Strategy Fund (the "Parent Fund").

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Equity investments are generally categorized as Level 1. Investments in open-end investment companies are valued at their net asset value each business day and are generally categorized as Level 1. Futures contracts are valued at the settlement prices established each day on the exchange on which they are traded and are generally categorized as Level 1. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Debt securities are generally categorized as Level 2. Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract and are generally categorized as Level 2. Securities, swap and futures contracts and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors and are generally categorized as Level 3. The Fund may utilize a service provided by an independent third party which has been approved by

Credit Suisse Cayman Commodity Fund I, Ltd.
Notes to Financial Statements (continued)
October 31, 2011

Note 2. Significant Accounting Policies

the Board of Directors to fair value certain securities. When fair value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("GAAP"), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Credit Suisse Cayman Commodity Fund I, Ltd.
Notes to Financial Statements (continued)
October 31, 2011

Note 2. Significant Accounting Policies

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Fund's investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
United States Agency Obligations	$—	$615,579,308	$—	$615,579,308
United States Treasury Obligations	—	81,200,452	—	81,200,452
Short-Term Investment	—	103,063,000	—	103,063,000
Other Financial Instruments*
Futures	(1,197,470)	—	—	(1,197,470)
Swaps	—	28,710,478	—	28,710,478
	$(1,197,470)	$828,553,238	$—	$827,355,768

*Other financial instruments include futures, forwards and swap contracts.

The Fund adopted FASB amendments to authoritative guidance which requires the Fund to disclose details of significant transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the year ended October 31, 2011, there were no significant transfers in and out of Level 1 and Level 2 and no significant transfers in and out of Level 2 and Level 3.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows.

Credit Suisse Cayman Commodity Fund I, Ltd.
Notes to Financial Statements (continued)
October 31, 2011

Note 2. Significant Accounting Policies

Fair Values of Derivative Instruments as of October 31, 2011

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Futures Contracts on Commodities	Variation margin receivable, Net Assets - Unrealized Appreciation	$0	Variation margin payable, Liabilities - Unrealized Depreciation	$1,197,470	*
Commodity Index Swaps	Net Assets - Unrealized Appreciation	28,710,478	Liabilities - Unrealized Depreciation	0
Total		$28,710,478		$1,197,470

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations

Amount of Realized Gain (Loss) on Derivatives Recognized in Income Futures Contracts on Commodities	$(10,960,183)
Commodity Index Swaps	(30,752,595)
Total	$(41,712,778)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income Futures Contracts on Commodities	$288,511
Commodity Index Swaps	8,842,671
Total	$9,131,182

The notional amount of futures contracts and commodity index swaps at year ended are reflected in the Notes to Financial Statements. The notional amounts of long and short open positions of futures contracts at each month end throughout the reporting period averaged approximately 8.9% of net assets of the Parent Fund. The notional amounts of open positions of commodity index swaps relative to the net assets of the Parent Fund is generally representative of open positions throughout the reporting period.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) INCOME TAXES — The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through June of 2027. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign

Credit Suisse Cayman Commodity Fund I, Ltd.
Notes to Financial Statements (continued)
October 31, 2011

Note 2. Significant Accounting Policies

Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements.

E) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

F) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in commodities. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that

Credit Suisse Cayman Commodity Fund I, Ltd.
Notes to Financial Statements (continued)
October 31, 2011

Note 2. Significant Accounting Policies

the Fund could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. At October 31, 2011, the Fund had the following open futures contracts:

Contract Description	Notional Value	Unrealized Appreciation (Depreciation)
Contracts to Purchase
Energy	164,189,640	$11,296,185
Agriculture	19,155,800	(8,332)
		$11,287,853
Contracts to Sell
Energy	(164,472,360)	$(12,699,216)
Agriculture	(19,435,100)	213,893
		$(12,485,323)
Net unrealized appreciation (depreciation)		$(1,197,470)

H) SWAPS — The Fund may enter into commodity index swap contracts either for hedging purposes or to seek to increase total return. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into commodity index swap contracts only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The extent of the Fund's exposure to credit and counterparty risks is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. These risks are mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Fund may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the

Credit Suisse Cayman Commodity Fund I, Ltd.
Notes to Financial Statements (continued)
October 31, 2011

Note 2. Significant Accounting Policies

transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions. At October 31, 2011, the Fund had the following outstanding swap contracts:

Currency		Notional Amount	Expiration Date	Counterparty	Receive	Pay	Unrealized Appreciation/ (Depreciation)
USD	$	722,776,877	11/21/2011	Barclays	Commodity Index Return	Fee plus Treasury Bill Rate	$4,151,031
USD	$	49,337,101	11/21/2011	Barclays	Commodity Index Return	Fee plus Treasury Bill Rate	250,405
USD	$	95,571,293	11/21/2011	BNP Paribas	Commodity Index Return	Fee plus Treasury Bill Rate	483,593
USD	$	354,636,680	11/21/2011	UBS	Commodity Index Return	Fee plus Treasury Bill Rate	2,037,905
USD	$	493,219,061	11/21/2011	UBS	Commodity Index Return	Fee plus Treasury Bill Rate	2,505,708
USD	$	128,299,959	11/21/2011	Morgan Stanley Capital Group	Commodity Index Return	Fee plus Treasury Bill Rate	738,325
USD	$	487,311,963	11/21/2011	Morgan Stanley Capital Group	Commodity Index Return	Fee plus Treasury Bill Rate	2,473,295
USD	$	711,335,266	11/21/2011	Bank of America	Commodity Index Return	Fee plus Treasury Bill Rate	4,089,998
USD	$	200,447,295	11/21/2011	Bank of America	Commodity Index Return	Fee plus Treasury Bill Rate	1,018,335
USD	$	340,448,131	11/21/2011	Societe Generale	Commodity Index Return	Fee plus Treasury Bill Rate	1,728,465
USD	$	364,672,301	11/21/2011	Societe Generale	Commodity Index Return	Fee plus Treasury Bill Rate	2,095,574
USD	$	660,645,865	11/21/2011	Citi	Commodity Index Return	Fee plus Treasury Bill Rate	3,802,890
USD	$	418,086,682	11/21/2011	JPMorgan Chase	Commodity Index Return	Fee plus Treasury Bill Rate	2,407,329
USD	$	182,710,279	11/21/2011	JPMorgan Chase	Commodity Index Return	Fee plus Treasury Bill Rate	927,625
							$28,710,478

Credit Suisse Cayman Commodity Fund I, Ltd.
Notes to Financial Statements (continued)
October 31, 2011

Note 2. Significant Accounting Policies

I) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse recognizes that it receives compensation for performing investment advisory services for the Parent Fund pursuant to a separate investment advisory agreement and agrees to receive no additional compensation for rendering its services to the Fund. During the year ended October 31, 2011, Credit Suisse voluntarily reimbursed the Fund $488,923 in Fund expenses. Credit Suisse will not recapture from the Fund any fees it waived during the year ended October 31, 2011. Fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

SSB serves as administrator to the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets for each fund/ portfolio, subject to annual minimum fee. For the year ended October 31, 2011, administrative services fees earned by SSB were $403,552.

Note 4. Capital Share Transactions

Transactions in capital shares of the Fund were as follows:

	For the Year Ended October 31, 2011		For the Year Ended October 31, 2010
	Shares	Value	Shares	Value
Shares sold	345,958,842	$1,475,000,000	96,841,425	$225,000,000
Shares redeemed	(191,674,809)	(1,120,000,000)	(78,791,235)	(285,000,000)
Net increase (decrease)	154,284,033	$355,000,000	18,050,190	$(60,000,000)

Credit Suisse Cayman Commodity Fund I, Ltd.
Notes to Financial Statements (continued)
October 31, 2011

Note 5. Financial Highlights

The following represents the total return of the Fund for the years noted. Total returns were calculated based upon the daily returns of the Fund during the years represented.

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Total Return	(28.81)%	36.86%

The following represents certain financial ratios of the Fund for the years noted. The computation of the net investment income and total expense ratios were based upon the daily net assets of the Fund during these years.

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ratio to Average Net Assets:
Net investment income	0.17%	0.22%
Total expenses (before expense reimbursement)	0.05%	0.06%
Total expenses (after expense reimbursement)	0.00%	0.00%

Note 6. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse Cayman Commodity Fund I, Ltd.
Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Credit Suisse Cayman Commodity Fund I, Ltd.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net asset present fairly, in all material respects, the financial position of Credit Suisse Cayman Commodity Fund I, Ltd. (the "Fund"), at October 31, 2011, the results of its operations for the year then ended and the changes in its net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 21, 2011

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P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  COM-AR-1011

Item 12. Exhibits.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE COMMODITY RETURN STRATEGY FUND

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer
Date:	January 18, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer
Date:	January 18, 2012

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	January 18, 2012